UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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ODYSSEY MARINE EXPLORATION, INC.

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# ODYSSEY
MARINE EXPLORATION

Notice of 2021 Annual Meeting and 2020 Proxy Statement

Dear Fellow Stockholder,

First, we hope that you and your family remain healthy and safe. The past year has brought many challenges to businesses and communities across the globe. At Odyssey, we relied on our core values – one of which is being innovative and agile – to successfully navigate through the pandemic. This allowed us to meet or surpass our goals in 2020, and I am energized and motivated for our future.

Using our core capabilities, we are working to help solve some of the world’s biggest issues by providing access to critically needed subsea resources in an environmentally responsible manner. These resources will help power the green economy, feed the world’s growing population, and provide vital infrastructure.

One of our goals is to enhance shareholder value by continually developing assets. We are creating a diversified subsea mineral portfolio with projects in different jurisdictions and mineral sets. We recently restructured our executive team to support two of our major strategic objectives: (1) increasing the value of our subsea mineral portfolio, and (2) optimizing our business operations to support the growth of multiple mineral projects.

There are multiple ways our mineral portfolio may increase in value. We plan to add new projects to our portfolio by obtaining new licenses, acquiring equity in non-controlled projects, and increasing our equity holdings in existing projects. The value of projects will also grow by moving them up the value curve from exploration, validation, and quantification through environmental and commercial planning.

We remain very focused on our ExO Phosphate Project in Mexico. Since 2012, we’ve validated and quantified that this is one of the largest phosphate resources in North America, conducted extensive environmental studies, defined an extraction program that uses existing dredging technology and world class environmental impact mitigation measures. We need just one critical permit in order to begin dredging to recover phosphate sands off the coast of Mexico. Due to the illegal denial of that environmental permit, we continue to pursue a NAFTA Claim against Mexico in order to protect the interests of our shareholders. Additional information about this claim is available at www.odysseymarine.com/nafta.

A key goal in 2020 was securing the funding for this legal action and sufficient operating capital for Odyssey and ExO into 2022. Both of these objectives were met, thereby allowing our team to focus on supporting the case and developing other projects.

We do believe world’s future is dependent upon our oceans and that critical resources required by society can be recovered from the seabed in an environmentally sensitive manner.

At Odyssey, the ocean is our passion. It is where we work, but it is also where we spend our free time doing things like fishing, sailing, diving, and swimming. At the heart of our operations, we will always consider what is best for the planet. If data shows that a project is not viable or would cause serious harm to the ocean environment, we will not proceed.

Ocean mining will be a reality in the next three to five years. We are perfectly positioned to discover and develop the subsea mineral projects that will allow the world economy to grow, drive progress toward the global green transition, and reduce the current societal impacts of terrestrial resource acquisition.

I urge you to visit our website – www.OdysseyMarine.com. We recently redesigned it to better tell our story and provide information about how and why we are doing the work we are doing in the ocean.

The trust and support of our partners and stockholders is appreciated. We consider you part of our team and we hope you are as enthusiastic as we are about this journey and the incredible things that lie ahead. Let’s dive in and get to work!

Sincerely,

Mark D. Gordon

Chairman and Chief Executive Officer

Odyssey Marine Exploration, Inc.

April 28, 2021

Odyssey Marine Exploration, Inc.

205 S. Hoover Blvd, Suite #210

Tampa, Florida 33609

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2021

The Annual Meeting of Stockholders of Odyssey Marine Exploration, Inc. will be held at the Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607 on Monday, June 14, 2021, at 9:30 a.m. (EDT) for the following purposes:

1.	to elect seven directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	to ratify the appointment of Warren Averett, LLC as the independent registered certified public accounting firm for the fiscal year ending December 31, 2021;

3.	to obtain non-binding advisory approval of the compensation of our named executive officers; and

4.	to transact such other business as may properly come before the Annual Meeting of Stockholders or at any postponement or adjournments thereof.

The record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof is Friday, April 16, 2021.

Whether or not you plan to attend the annual meeting, please vote as soon as possible. As an alternative to voting in person at the annual meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page 2 of the proxy statement. You may revoke a previously delivered proxy at any time prior to the annual meeting. If you are a registered holder and decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mark D. Gordon

Chief Executive Officer and Chairman of the Board

Tampa, Florida

April 28, 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. In accordance with rules promulgated by the Securities and Exchange Commission, we have elected to use the Internet as our primary means of furnishing proxy materials to our stockholders. Therefore, most stockholders will not receive paper copies of our proxy materials. Instead, we will send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting by use of the Internet. The Notice of Internet Availability of Proxy Materials also informs stockholders how to get paper copies of our proxy materials if they wish to do so. We believe this method of proxy distribution will make the proxy distribution process more efficient, less costly, and will contribute to the conservation of natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement

Odyssey Marine Exploration, Inc.

205 S. Hoover Blvd, Suite #210

Tampa, Florida 33609

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Odyssey Marine Exploration, Inc., a Nevada corporation (the “Company,” “Odyssey,” “we,” “us,” or “our”), for the Annual Meeting of Stockholders to be held at 9:30 a.m. (EDT) on Monday, June 14, 2021, at the Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607, and at any adjournments or postponements of the annual meeting.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the annual meeting are:

1.	to elect seven directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	to ratify the appointment of Warren Averett, LLC as the independent registered certified public accounting firm for the fiscal year ending December 31, 2021;

3.	to obtain non-binding advisory approval of the compensation of our named executive officers, and

4.	to transact such other business as may properly come before the Annual Meeting of Stockholders or at any postponement or adjournments thereof.

VOTING

Voting Rights

Only stockholders of record of Odyssey Marine Exploration, Inc. common stock on the record date, April 16, 2021, will be entitled to vote at our annual meeting. Each holder of record will be entitled to one vote on each matter for each share of common stock held on the record date. On the record date, there were 13,023,330 shares of our common stock outstanding.

A majority of the voting power, which includes the voting power that is present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote. Likewise, stock represented by “broker non-votes” will be treated as present for purposes of determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves to vote such shares on that matter. Your broker will not have discretion to vote on non-routine matters absent direction from you, including the election of directors and the advisory vote to approve our named executive officer compensation. If you hold your shares through a broker, your broker is permitted to vote your shares on “routine” matters, which includes the ratification of the independent registered public accounting firm, even if the broker does not receive instructions from you.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	1

The affirmative vote of the holders of a plurality of votes properly cast on the proposal at the annual meeting is required for the election of directors (Proposal 1). Stockholders may not cumulate votes in the election of directors. Proposals 2 and 3 require the approval of the holders of a majority of votes properly cast on the proposal. Abstentions and broker non-votes have no effect on the determination of whether a director nominee or any proposal has received a plurality or majority of the votes cast.

If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Recommendations of the Board of Directors

The Odyssey Marine Exploration, Inc. Board of Directors recommends that you vote:

•	FOR each of the nominees to the Board of Directors (Proposal 1)

•	FOR ratification of the appointment of Warren Averett, LLC as our independent registered certified public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2)

•	FOR the proposal to approve the compensation of our named executive officers (Proposal 3)

Voting via the Internet, by Telephone or by Mail

Registered Holders

If you are a “registered holder” (meaning your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A.), then you may vote either in person at the annual meeting or by proxy. If you decide to vote by proxy, you may vote via the Internet, by telephone or by mail, and your shares will be voted at the annual meeting in the manner you direct. For those registered holders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card or such holders can complete, sign, date and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials. For those stockholders who receive a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone or receive a paper proxy card to vote by mail. Telephone and Internet voting facilities for registered stockholders of record will close at 11:59 p.m. (EDT) on June 13, 2021.

If you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the three proposals.

Beneficial Owners

If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, trustee, bank, or other nominee holds shares on your behalf), you may vote in person at the annual meeting only if you obtain a legal proxy from the nominee that holds your shares and present it to the inspector of elections with your ballot at the annual meeting. Alternatively, you may provide voting instructions to the nominee that holds your shares by completing, signing and returning the voting instruction form that the nominee provides to you, or by using telephone or Internet voting arrangements described on the voting instruction form, the Notice of Internet Availability of Proxy Materials or other materials that the nominee provides to you.

Note to Beneficial Owners: Under applicable laws, a broker, trustee, bank, or other nominee has the discretion to vote on routine matters, including the ratification of the independent registered public accounting firm. Securities and Exchange Commission rules do not permit a broker, trustee, bank, or other nominee to vote on behalf of beneficial owners with respect to non-routine matters, such as the election of directors and the advisory vote to approve our named executive officer compensation. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the Inspector of Elections with your ballot. Stockholders who have elected to receive the proxy materials electronically will receive an e-mail on or about April 28, 2021, with information on how to access stockholder information and instructions for voting.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	2

Electronic Delivery

Stockholders who have elected to receive our 2021 proxy statement and 2020 annual report to stockholders electronically will receive an email on or about April 28, 2021, with information on how to access stockholder information and instructions for voting.

If you received your Notice of Internet Availability of Proxy Materials or all of your annual meeting materials by mail, we encourage you to sign up to receive your stockholder communications electronically. Email delivery benefits the environment and saves us money by reducing printing and mailing costs. With electronic delivery, you will be notified by email as soon as the annual report on Form 10-K and proxy statement are available on the Internet, and you can submit your stockholder votes online. Your electronic delivery enrollment will be effective until you cancel it. If you are a registered holder, visit www-us.computershare.com/Investor to create a login and to enroll. If you hold your shares of stock through a bank, broker or other nominee, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet and how to change your elections.

Changing or Revoking Your Proxy

You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Corporate Secretary at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares in “street name,” you must contact the nominee that holds the shares on your behalf to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described above.

Admission to the Meeting

We intend to hold our Annual Meeting in person on June 14, 2021. However, we are actively monitoring developments relating to the coronavirus (COVID-19) and are sensitive to the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting as scheduled, we will announce alternative arrangements for the meeting as promptly as possible. This may include changing the date or location of the meeting. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be issued in a press release posted on our website and filed with the Securities and Exchange Commission, or SEC, as additional proxy material.

If you plan to attend the Annual Meeting, please bring the following:

1.

Proper identification, such as a driver’s license or passport containing a recent photograph. We may inspect your bags or packages, and we may require you to check them, and, in some cases, we may not permit you to enter the meeting with them. The use of cell phones, smartphones, recording and photographic equipment and/or computers is not permitted in the meeting room.

2.	“Acceptable Proof of Ownership” if your shares are held in “Street Name.”

Acceptable Proof of Ownership is (a) a letter from your broker stating that you owned Odyssey Marine Exploration, Inc. stock on the record date, April 16, 2021, or (b) an account statement showing that you owned Odyssey Marine Exploration, Inc. stock on the record date.

Street Name means your shares are held of record by brokers, banks or other nominees.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Elections and will be subsequently disclosed in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	3

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Election at this Annual Meeting

The Board of Directors currently consists of seven directors standing for election at the Annual Meeting. The Board of Directors recommends the election as directors of the seven nominees listed below. All seven of the nominees, John C. Abbott, Laura L. Barton, Mark D. Gordon, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer and Todd E. Siegel are currently directors of the Company. The persons named as “Proxies” in the form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If, at the time of the Annual Meeting any of the nominees named below should be unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors does not expect any of the nominees to be unable to serve as director.

The classified board structure required by the Stock Purchase Agreement, dated March 11, 2015 (the “Stock Purchase Agreement”), among the Company, Minera del Norte, S.A. de C.V. (“MINOSA”), and Penelope Mining LLC (“Penelope”), more fully described in the Proxy Statement previously filed with the Securities and Exchange Commission on April 21, 2015, has been approved by our stockholders, but has not been implemented via an amendment to our Articles of Incorporation. The classified board structure is to be implemented as a condition to the initial closing of the Stock Purchase Agreement, which has not yet occurred. In the event the initial closing occurs and the classified board structure is implemented by the Company, each director nominee, if elected, will serve in the class designated for each below. It is anticipated that Mr. Sawyer would resign from the Board of Directors upon the initial closing to create a vacancy which the Company expects would be filled by a person selected by Penelope.

The board is diverse and represents a wide range of experience and perspectives important to enhancing the Board effectiveness in fulfilling its oversite role. The table below sets forth the name and age of each nominee for director, indicating all positions and offices with the Company presently held; the period during which each person has served as a director; any additional directorships with public companies; the class which each nominee will serve under if elected and the classified board structure is implemented, and the expiration of the term of such director if classified board structure is implemented. If the classified board structure is not implemented, the term of each director will end at the next Annual Meeting of Stockholders and until their successors are elected and qualified or until the earliest of their death, resignation or removal.

Class I Directors – Terms Expiring at the 2022 Annual Meeting

Mark D. Gordon Age 61 Director since January 2008; Chairman since June 2019; CEO since October 2014; President October 2007 – June 2019

Key Qualifications

The Board recognizes Mr. Gordon’s position with the Company as CEO and former President, as well as his entrepreneurial ability to build companies and lead them to realizing their true potential for success. He has helped guide the management team through the challenges and complexities of building a company; and he has strategically expanded opportunities for the Company by exploring new concepts and creative solutions to issues facing the Company, including funding, investor relations and communications forging lasting alliances across industry and organizational levels. Mr. Gordon’s leadership, management, strategic planning, business development and investor communications activities allow him to understand the complexities of the business and bring a unique direction to the Board’s strategic discussions.

Laura L. Barton Age 59 Director since June 2019; Corporate Secretary since July 2015; CBO since March 2021 EVP since June 2012 – March 2021

Key Qualifications

The Board recognizes Ms. Barton’s in-depth knowledge and historical perspective of the Company’s business, operations, strategy and management team from her 20 plus years of experience with the Company, including her current role as CBO and Corporate Secretary. Ms. Barton directs and manages efforts to ensure proper internal business services are in place to support the execution of Odyssey’s mineral resource project development. The Board of Directors believe this, combined with her past corporate experience in the media and marketing industries allow her to bring valuable strategic insights to Board discussions, planning and governance.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	4

Todd E. Siegel Age 63 Director since March 2021

Key Qualifications

The Board recognizes Mr. Siegel’s extensive experience as a chief executive, chairman and director of publicly held companies. Mr. Siegel’s broad business background including management and operations, combined with his long relationship and knowledge of all facets of the Company make him an asset to the Board.

Class II Directors – Terms Expiring at the 2023 Annual Meeting

Mark B. Justh Age 56 Director since July 2013; Lead Director since June 2015

Key Qualifications

The Board recognizes that Mr. Justh has results-oriented experience in the investment banking industry. He has managed equities and derivatives distribution businesses in both the United States and Asia for J.P. Morgan and worked primarily with the largest global institutional investors and hedge funds. He has significant experience in both primary and secondary equities markets for both domestic and international corporations. The Board recognizes that Mr. Justh has an in-depth knowledge of industry trends, risk assessment and financial management. His background, both domestic and international, allows him to bring a unique perspective to the Board’s strategic and financial discussions.

Jon D. Sawyer Age 75 Director since November 2009; Chairman of Compensation Committee since March 2011; Chairman of Governance Committee since June 2015

Key Qualifications

The Board recognizes that Mr. Sawyer’s expertise in securities law, including his past experience with the Securities and Exchange Commission and knowledge of the management of public companies on various issues such as financing, corporate governance, disclosure issues, executive compensation reporting, and mergers and acquisitions, provide the Board valuable insights regarding governance, regulatory process and law. His experience, background and knowledge are valuable assets to the Board and give him further insight into chairing the Compensation and Governance and Nominating Committees.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	5

Class III Directors – Terms Expiring at the 2024 Annual Meeting

John C. Abbott Age 51 Director since June 2015; Chairman of Audit Committee since June 2016

Key Qualifications

The Board recognizes that Mr. Abbott’s experience as a chief financial officer, together with his prior experience as chief executive officer of a public company and in investment banking, provide him with valuable insight regarding executive leadership, management, finance, and international business. His extensive financial experience qualifies him as our “audit committee financial expert.” The Board believes his background, experience, and expertise bring valuable perspectives to the Board’s discussions.

James S. Pignatelli Age 78 Director since June 2015

Key Qualifications

The Board recognizes that Mr. Pignatelli’s previous positions as a chief executive officer, board chairman and his services on the board of directors of other companies allow him to bring his broad knowledge of business to the Board and the Company. Mr. Pignatelli has significant management, operations, and financial experience and expertise.

The affirmative vote of the holders of a plurality of votes properly cast on the proposal at the annual meeting is required for the election of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR the nominees named above.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	6

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth biographical information as to the business experience of each of the Company’s executive officers and nominees for directors for at least the last five years.

Directors

John C. Abbott joined Odyssey’s board in June 2015 and was appointed as Chairman of the Audit Committee in June 2016. He now serves as a consultant with Altos Hornos de Mexico, S.A.B de C.V. (“AHMSA”), MINOSA’s parent company. Mr. Abbott previously served as the Chief Financial Officer of AHMSA and as Chief Executive Officer of The Meet Group (Nasdaq: MEET), a leading U.S. social network for meeting new people. Mr. Abbott served as Chairman of The Meet Group’s Board of Directors from February 2009 until June 2016. From 1992 to 2005, Mr. Abbott held several positions within J.P. Morgan’s Latin America Mergers & Acquisitions team, working in both New York and Sao Paulo. Mr. Abbott earned his B.A. degree in History from Stanford University and an M.B.A. degree from Harvard Business School.

Laura L. Barton joined Odyssey’s board in June 2019 and has served as Chief Business Officer since March 2021 and as Corporate Secretary since July 2015. She formerly served as Executive Vice President-Communications from June 2012 to March 2021 and as Vice President-Communications from November 2007 to June 2012. With over 35 years of business experience including more than 20 years at Odyssey, Ms. Barton has extensive strategic planning, corporate governance, business analysis, management, investor relations, marketing, media and content development experience. Previously, Ms. Barton served as Director of Corporate Communications and Marketing for Odyssey since July 2003. From June 1994 to July 2003, she was President of LLB Communications, a marketing and communications consulting company that served a variety of broadcast networks, stations and distributors as well as Odyssey. She also taught as an adjunct instructor at the University of South Florida. Prior to founding LLB Communications, Ms. Barton served in various management, marketing, publicity and creative services positions in local and network television since 1983. Ms. Barton received a B.A. degree in Mass Communications from the University of South Florida.

Mark D. Gordon has been a director since January 2008, Chairman since June 2019 and Chief Executive Officer since October 2014. He also serves on the Board of Directors of Marine Applied Research and Exploration, a non-profit agency focused on working collaboratively with state and federal agencies to explore and document deep-water ecosystems. Mr. Gordon was Odyssey’s President from October 2007 until June 2019 and Chief Operating Officer from October 2007 until October 2014 after serving as Executive Vice President of Sales, responsible for the Attraction, Business Development and Retail Merchandising operations for the Company. He joined the Company in June 2005 as Director of Business Development. Prior to joining Odyssey, Mr. Gordon started, owned, and managed four different entrepreneurial ventures from 1987 to 2003, including Synergy Networks, which he founded in 1993 and served as Chief Executive Officer until September 2003, when the company was sold to the Rockefeller Group. He continued to serve as President of Rockefeller Group Technology Services Mid Atlantic, a member of Rockefeller Group International, until December 2004. Mr. Gordon received a B.S. degree in Business Administration in 1982 and an M.B.A. degree in 1983 from American University.

Mark B. Justh joined Odyssey’s Board in July 2013 and was appointed as Lead Director in June 2015. Mr. Justh is also the CEO of JD Farms, an organic hay and antibiotic free cattle farm, as well as the co-founder of Eaton Hemp, an organic hemp farm, both of which are located in New York state. He also served as the Chairman of the Audit Committee from June 2014 to June 2016. Mr. Justh served as Managing Director at J.P. Morgan, Hong Kong, for over ten years. Prior to that, Mr. Justh was a Partner at HPJ Media Ventures/DeNovo Capital from 2000 to 2002, where he managed a $25 million fund that made private investments in media properties. From 1994 to 2000 he was a Vice President at Goldman Sachs International, responsible for Institutional Equity Sales coverage of Switzerland and France for U.S. equity products. Mr. Justh earned his A.B. degree in Economics from Princeton University, his M.S. degree in Real Estate Finance from New York University and his M.B.A. degree from INSEAD (France). Mr. Justh was also honorably discharged from the U.S. Army Reserve as a First Lieutenant in the Medical Service Corps.

James S. Pignatelli was first elected a director in June 2015. Mr. Pignatelli was Chairman of the Board, Chief Executive Officer and President of Unisource Energy Corporation, an electric utility holding company, and Chairman of the Board, Chief Executive Officer and President of Tucson Electric Power Company, its principal subsidiary, from July 1998 until his retirement in January 2009. Previously he served those companies as Senior Vice President and Chief Operating Officer. Mr. Pignatelli served as a director of Electro Rent Corporation, one of the largest global organizations devoted to the rental, lease and sale of new and used electronic test and measurement equipment, from 2002 until August 2016. Currently he serves on the Board of Directors of Altos Hornos de Mexico, S.A. and Blue Cross-Blue Shield of Arizona. Mr. Pignatelli holds a B.A. degree in Accounting and Economics from Claremont Men’s College and a J.D. from the University of San Diego.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	7

Jon D. Sawyer joined the Board of Directors in November 2009 and has served as chairman of the Governance and Nominating Committee since June 2015 and the Compensation Committee since March 2011. He also served as chairman of the Governance and Nominating Committee from June 2010 to June 2011. Mr. Sawyer opened his own securities law firm in January 2014 in Denver, Colorado, and he retired from his securities law practice in January 2018. Prior to that he was a practicing securities lawyer with the firm of Jin, Schauer & Saad, LLC in Denver, Colorado, where he worked from March 2009 until December 2013. He started his securities law career working for the Denver Regional Office of the Securities and Exchange Commission as a trial attorney from 1976 to 1979. He worked the next 27 years practicing securities law in private practice, and during this time he served as securities counsel for Odyssey from 1997 to 2006. He was a partner with the Denver law firm of Krys, Boyle, P.C. from November 1996 until June 2007. From June 2007 until March 2009, he was a co-owner and worked full time in various capacities including President and general counsel for Professional Recovery Systems, LLC, a privately held financial services firm engaged in the business of purchasing, selling and collecting portfolios of consumer charged-off debt.

Todd E. Siegel joined the Board of Directors in March 2021 and serves on the Audit, Compensation, and Governance and Nominating Committees. He is currently the Chief Executive Officer of Centered Solutions, LLC, an international company that specializes in prescription-based pharmacy automation, a position he has held since 2017. Previously, Mr. Siegel served as President and Chief Executive Officer of MTS Medication Technologies, Inc from 1993 to 2010. After the privatization of the company, he continued to serve as Chief Executive Officer until the sale of MTS to Omnicell in 2012. Mr. Siegel is currently a member of the board of directors of Superior Group of Companies, Inc. (Nasdaq: SGC) where he serves on the Governance and Ethics Committee and chairs the Capital Committee. He is a lifetime member of the American Society of Consultant Pharmacists and a member of the Young President’s Organization Gold and has served on the boards of several charitable organization.

Officers

John D. Longley (age 54) was appointed President in June 2019 and has served as Chief Operating Officer since October 2014. Previously, Mr. Longley served as Senior Vice President since 2012 and Director of Business Operations since 2005, when he joined the Company. Mr. Longley works with the international research and marine operations departments to identify prospective projects and advance their value through geological, environmental, engineering, and commercial programs for mineral extraction in an environmentally responsible way. Mr. Longley has been integral in executing agreements that have led to the monetization of millions of dollars in valuable finds. Prior to joining Odyssey. Mr. Longley served as Vice President of Sales and Marking for Public Imagery from 2003 to 2005 and Director of Retail Marketing for Office Depot North American stores from 1998 to 2003. Mr. Longley graduated with a B.S. degree in Communications from Florida State University.

Jay A. Nudi (age 57) was appointed Chief Financial Officer in June 2017 after serving as Interim Chief Financial Officer since June 2016. He has served as Treasurer since June 2010 and Principal Accounting Officer of the Company since January 2006. Mr. Nudi joined the Company in May 2005 as Corporate Controller. Mr. Nudi has over 35 years of accounting finance and strategic management experience as a certified public accountant. Prior to joining the Company, he served as Controller for The Axis Group in Atlanta where he began in 2003. From 2001 to 2003, he served as an operational and finance accounting consultant to various companies on specific value-added corporate projects. From 2000 to 2001, Mr. Nudi was Director of Financial Reporting for OneSource, Inc., a leading $1.0 billion provider of facilities management. From 1997 to 2000, he served as Corporate Controller for Acsys, Inc., national recruiting firm that was publicly held until it was acquired in 2000. Mr. Nudi received a B.S. degree in Accounting from Pennsylvania State University in 1985.

There are no family relationships among any of the directors or the executive officers of the Company.

Code of Ethics

Our Code of Ethics applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and other persons performing similar functions. A copy of the Code of Ethics can be found by clicking on the Investors section of our website, www.odysseymarine.com.

Board of Directors and Executive Officers

During the fiscal year ended December 31, 2020, our Board of Directors held three meetings and two executive sessions of independent directors. There were also three special committee sessions comprised of members who are independent from Altos Hornos de Mexico, S.A. Each director then in office attended at least 75% of the aggregate number of meetings held by the Board of Directors, its committees and its private sessions during fiscal 2020.

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Directors standing for election are expected to attend the Annual Meeting of Stockholders. All of the directors as of December 31, 2020, attended the 2020 Annual Meeting of Stockholders.

Except as otherwise provided in an employment agreement, executive officers are appointed by the Board of Directors to hold office until the next Annual Meeting of the Company, which is expected to be June 14, 2021. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company. With respect to each of the above-named executive officers and directors, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) occurred during the past ten years.

Board Leadership Structure

Under our Corporate Governance Guidelines, our Board does not have a policy regarding whether the roles of Chairman and Chief Executive Officer should be separate because our Board believes it is in the best interests of our Company to retain the flexibility to have a separate Chairman and Chief Executive Officer or, if circumstances dictate, to combine the roles of Chairman and Chief Executive Officer.

Our leadership structure has been comprised of a non-independent director serving as Chairman of the Board and Chief Executive Officer (Mark D Gordon), and an independent director serving as Lead Director (Mark B. Justh), and strong, active independent directors serving on and chairing our Board committees. The Board of Directors periodically reviews this structure to determine the most appropriate structure moving forward. The Board also plans for the succession of the position of Chief Executive Officer, as well as certain other senior management positions, on an annual basis.

Executive Sessions

Our independent directors meet regularly in executive session without employee-directors or additional executive officers present. The Lead Director presides at these meetings. During 2020, the independent directors met two times in executive sessions.

Risk Oversight

It is management’s responsibility to manage risk and bring material risks to the attention of the Board of Directors. Risk assessment and oversight is a key function of our Board of Directors. In meetings in which all members of the Board are in attendance, risk assessment and oversight issues are a frequent topic of discussion and action. Because of its significance, the task of risk assessment and oversight is operationally shared by Management, the Audit Committee and the Governance and Nominating Committee. Because of the small size of the Company’s Board and its current operating practices, there is no separate Board committee for compliance or risk oversight.

In 2020, management engaged in a strategic development program that identified weaknesses and assessed risks as well as opportunities. This risk assessment was utilized in facing the unprecedent challenges of the global COVID-19 pandemic starting in March 2020 and its impact on our projects and our workforce (both employees and contractors). This program was thoroughly discussed with the board at formal meetings and during more informal calls with board members.

Our Compensation Committee has concluded that the Company’s incentive compensation plans are not structured toward performance measures that would encourage risk-oriented activities by officers and key employees.

Board Diversity

The Company understands and appreciates that a Board of Directors, consisting of individuals with diverse personal characteristics, experiences, skills, and attributes, contributes positively to corporate governance and enhancing stockholder value. Although the Company has no express diversity policy in the identification of nominees for director, diversity is just one of many factors, none of which are assigned any particular weight, that the Board of Directors considers in identifying candidates. Further qualifications are written in the Charter and Guidelines of the Governance and Nominating Committee. The Board currently consists of one female, one ethnically diverse, and five male directors.

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Independence of Board Committee Members

The Company currently has five directors, John C. Abbott, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer and Todd E. Siegel, who are “independent directors” as defined in Section 5605 of the listing standards of the Nasdaq Stock Market. The Board of Directors affirmatively determined, from its review of the completed Directors and Officers Questionnaires, that each of the current independent directors nominated for election at the Annual Meeting continues to meet the standards for independence under Nasdaq Rules 5605(a)(2), 5605(d)(3), and 5605A(d), IM-5605A-6, and Rule 10A-3(b)(1)(ii)(A) under the Exchange Act.

The Unaffiliated Director Proposal

At the annual meeting of stockholders held on June 9, 2015, the stockholders approved an amendment to our articles of incorporation to provide that each director of the Company who is not an officer, employee or other member of management of the Company, and each agent and affiliate thereof, will have the right: (a) to directly or indirectly engage in any activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Company and its subsidiaries, (b) to directly or indirectly do business with any client or customer of the Company and its subsidiaries, and (c) not to present potential transactions, matters, or business opportunities to the Company or any of its subsidiaries, and to pursue, directly or indirectly, any such opportunity for himself or herself, and to direct any such opportunity to another person (the “Unaffiliated Director Proposal”). The Unaffiliated Director Proposal is to be implemented as a condition to the initial closing of the Stock Purchase Agreement which has not yet occurred. As a result, this provision has not yet been implemented.

Service on Other Boards of Directors

Our Board of Directors believes that each director of the Company should be allowed to sit on the board of not more than two publicly traded for-profit companies without the prior approval of the Board of Directors. It is the position of the Board that approval of a director to sit on more than two boards simultaneously while sitting on Odyssey’s Board will be limited to special circumstances, provided that the arrangement will not interfere with the director carrying out the duties to the Board of the Company. None of our directors currently sits on the board of more than two publicly traded companies.

Director Stock Ownership Policy

To further establish the link between our directors and stockholder interests, the Board of Directors adopted a Director Stock Ownership Policy in 2013. The policy requires each director, within five years of the applicable date, to hold an amount of our common stock valued at four times the amount of the annual retainer for the year the policy first applies to them. The Stock Ownership Policy must be met no later than the fifth anniversary of a director’s initial election or appointment.

Hedging Policy

The Company’s Board of Directors has adopted a policy that prohibits hedging transactions and prohibits pledging transactions except in very limited circumstances. Any affected officer, director or employee who wishes to enter into hedging transaction must first pre-clear the proposed transaction with the Chief Executive Officer and Chief Financial Officer at least two weeks prior to the transaction. This policy is included in the Company’s Insider Trading Policy.

Annual Board Self Assessments

In the best interest of the Company and its stockholders, the Board of Directors performs an assessment in which the Board members review and assess each director, the Board’s function itself and its committees. This evaluation is usually completed shortly after the end of the year. The latest annual assessment was completed and reported on during the March 2021 Governance and Nominating Committee meeting. During 2020, the Board supported management in various funding strategies including extended NAFTA litigation support and equity investment. The Board assisted with management strategies to continue the extended regulatory approval process for the Company’s phosphate deposit project and to develop new seabed mineral exploration opportunities.

Approach to Environmental, Social and Governance Related Matters

Odyssey’s core values drive the integration of environmental, social, and governance (ESG) considerations into our business strategy.

•	WE CARE about our team members, the environment, and the communities in which our projects take place.

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•	WE ARE INNOVATIVE AND AGILE - we think creatively to find solutions to difficult challenges, and we reassess and adapt as necessary to meet changing conditions.

•	WE OPERATE WITH INTEGRITY and are accountable for our actions.

We believe the world’s future is dependent on our oceans and we believe that critical resources required by mankind can be recovered from the seabed in an environmentally sensitive manner. At its core, our mission is to provide access to these resources that will help power the green economy, feed the world’s growing population and provide vital infrastructure.

There is growing global demand for cobalt, manganese, rare earth minerals, phosphorite, gold, silver, copper and zinc. Land based deposits are being depleted and, in some cases, mined with inappropriate labor or environmental protection. Our work in subsea mineral exploration and development provide an alternate environmentally-responsible method of obtaining resources critically required by mankind.

Acquiring minerals from the seafloor will be a reality with inherent benefits over many terrestrial sources. Our exploration work provides much needed environmental data which will allow these resources to be obtained in an environmentally responsible manner. We believe we are perfectly positioned to discover and develop subsea mineral projects that will allow the world economy to grow, drive progress toward the global green transition and reduce the current societal impacts of terrestrial resource acquisition. Subsea mining has a small carbon footprint, causes no societal displacement and expected to produce higher grade minerals than those that are sourced via terrestrial mining.

Our passion for the ocean is as deep as the depths we explore and it is reflected in our personal and corporate commitment to the well-being of the ecosystem and the surrounding community. Our headquarters has taken steps to eliminate single-use products as part of our effort to enact environmentally responsible practices in every part of our operations. The Odyssey team dedicates time to this commitment through volunteer and service work for local marine communities as well as international organizations dedicated to the preservation of the ocean, including CEO, Mark Gordon’s service as a Board Member of the non-profit organization Marine Applied Research and Exploration (MARE). MARE is a non-profit focused on working collaboratively with state and federal agencies, academic institutions, and other NGOs, deploying a robotic fleet to explore and document deep-water ecosystems in support of their conservation and management.

With the help of trusted local experts and public input, will take a proactive approach to communicate the data and information acquired in our exploration to develop an informed view of impacts, consequences and merits of seabed mining and exploration activities. This would include, but is not limited to, stakeholder meetings, published scientific reports, Non-Technical Summaries and other materials on each project and employing local businesses and people during project operations.

Our workforce transitioned seamlessly to work from home in March 2020 as a result of the COVID-19 pandemic. As Odyssey’s projects span the globe, employees and contractors are used to working together from various locations. Relying on our core values, including being innovative, allowed us to navigate through the global pandemic with minimal disruption.

Committees of the Board

We have three standing committees: the Audit Committee; the Compensation Committee; and the Governance and Nominating Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found by clicking on the Investors section of our website, www.odysseymarine.com.

The members of the committees, as of the date of this proxy statement, are identified in the following table:

Name	Audit Committee	Compensation Committee	Governance & Nominating Committee
John C. Abbott	<	●	●
Mark B. Justh	●	●	●
James S. Pignatelli	●	●	●
Jon D. Sawyer	●	<	<
Todd E. Siegel	●	●	●

< Represents Chair

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	11

Governance and Nominating Committee

The Governance and Nominating Committee Charter and Guidelines were adopted in May 2006 and have been reviewed, amended and updated by the Board of Directors from time to time as necessary. The Charter was last amended by the Board of Directors in March 2015. The Governance Committee Charter and Guidelines received its annual review during March 2021, with no changes to the charter. A copy of the Governance and Nominating Committee Charter and Guidelines is available on our website at www.odysseymarine.com. The Governance and Nominating Committee presently consists of John C. Abbott, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer (Chairman), and Todd E. Siegel. The purpose of the committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Company including (i) identification and recommendation of qualified candidates for election to its Board of Directors and its committees; (ii) development and recommendation of appropriate corporate governance guidelines for the Company; (iii) recommendation of appropriate policies and procedures to ensure the effective functioning of the Board of Directors; (iv) recommendations regarding the appointment of corporate officers and the adoption of appropriate processes to ensure management succession and development plans for the principal officers of the Company and its key subsidiaries; and (v) recommendations regarding proposals submitted by stockholders of the Company. During the fiscal year ended December 31, 2020, the committee held three meetings.

The nomination process for incumbent members of the Board consists of an annual review by the committee in which the committee reviews each member’s (i) ability and willingness to continue service on the Board; (ii) past performance as a member of the Board; and (iii) continued Board eligibility and independence. If a director vacancy arises, the committee shall seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or for election at the stockholders’ annual meeting. A director nominee shall meet the director qualifications as determined by the Board from time to time, including that the director nominee possesses personal and professional integrity, has good business judgment, relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders. The committee uses a Director Nomination Form and Corporate Director Questionnaire to assess the background and qualification of prospective candidates.

A candidate may be nominated for appointment or election to the Board by the committee or by a stockholder who has continuously held for at least one year by the date it submits the proposal at least $2,000 market value or one percent, whichever is less, of the Company’s shares. Stockholders who wish to recommend persons to the committee for the 2022 Annual Meeting should submit a letter addressed to the Chairman of the Governance and Nominating Committee no later than January 1, 2022, that sets forth the name, age, and address of the person recommended for nomination; the principal occupation or employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the stockholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the committee described above.

Compensation Committee

The Compensation Committee presently consists of John C. Abbott, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer (Chairman) and Todd E. Siegel, all of whom are independent directors as defined in Section 5605 of the listing standards of the Nasdaq Stock Market. The Compensation Committee Charter was adopted by the Board of Directors in April 2005 and has been reviewed, amended and updated by the Board from time to time as necessary. The Charter is reviewed annually and was last amended by the Board in March 2021. A copy of the Compensation Committee Charter is available on the Company’s website at www.odysseymarine.com. The Compensation Committee reviews and recommends to the Board compensation plans, policies and benefit programs for employees including stock options, distribution of stock in any form, incentive awards and termination agreements. The Committee sets the compensation arrangements for our executive officers and makes recommendations to the Board regarding the compensation of our independent directors. The Committee may form, and where legally permissible, may delegate authority to, subcommittees when the Committee deems it appropriate or desirable to facilitate the operation or administration of the plans or programs. Where legally permissible the Committee may also delegate authority to committees consisting of employees when the Committee deems it appropriate or desirable for the efficient administration of employee compensation and benefit plans. During the fiscal year ended December 31, 2020, the Compensation Committee held a total of three meetings.

The Compensation Committee will also consider the annual non-binding stockholder vote on executive compensation in setting executive compensation each year. At our 2020 annual meeting, this proposal received a vote of over 97% of the votes cast in favor of approving our executive compensation for 2019.

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Audit Committee

The Audit Committee presently consists of John C. Abbott (Chairman), Mark B. Justh, James S. Pignatelli, Jon D. Sawyer and Todd E. Siegel, who are independent directors (as defined in Section 5605 of the listing standards of the Nasdaq Stock Market and also meet the independence standards of SEC Rule 10a-3(b)(1)). Mr. Abbott serves as the Audit Committee Financial Expert. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls. It also facilitates open communication between the Audit Committee, the Board, Odyssey’s independent registered public accounting firm and management. The Audit Committee is responsible for reviewing the audit process and evaluating and retaining the independent registered public accounting firm. The independent registered public accounting firm meets with the Audit Committee to review and discuss various matters pertaining to the audit, Odyssey’s financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Odyssey. The Audit Committee is charged with the treatment of complaints for the confidential, anonymous submission by Odyssey employees regarding potential questionable accounting or auditing matters. The Audit Committee has a written charter outlining its duties, responsibilities and practices it follows.

The Audit Committee Charter was adopted in January 2003 and has been reviewed, amended and updated by the Board from time to time as necessary. The Charter and the accompanying Responsibilities Checklist are reviewed annually and was last amended by the Board in August 2018 with no changes recommended during its recent review in March 2021. A copy of the Audit Committee Charter and Responsibilities Checklist is available on the Company’s website at www.odysseymarine.com. During the fiscal year ended December 31, 2020, the Audit Committee held a total of six meetings: two executive meeting with the independent registered public accounting firm without management, and four Audit Committee meetings in which all aspects of its oversight role were discussed. The report of the Audit Committee is included in this Proxy Statement.

The Board of Directors has determined that John C. Abbott is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. After careful review of his Director and Officer Questionnaire and given his experience the Board made its determination that Mr. Abbott has the attributes of an audit committee financial expert after carefully considering his education, experience, expertise, and other relevant qualifications.

Report Of The Audit Committee

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight of the quality and integrity of accounting, auditing and reporting. The role of the Audit Committee includes appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm, approving and reviewing fees of the independent registered public accounting firm, evaluating the accounting policies and internal controls, reviewing compliance with the U.S. Foreign Corrupt Practices Act and UK Bribery Act, reviewing significant financial transactions, and reviewing compliance with significant applicable legal, ethical and regulatory requirements. Although the full Board of Directors has the ultimate authority for effective corporate governance, including the oversight of corporate management, the Audit Committee’s role also includes inquiring about significant risks, reviewing risk management, and assessing the steps management has taken to mitigate or control these risks.

Our management is responsible for our internal controls and financial reporting process; the purpose of the audit committee is to assist the Board of Directors in its general oversight of our financial reporting, internal controls and audit functions. The audit committee operates under a written charter adopted by the Board of Directors. A copy of the charter, which outlines the duties, responsibilities and practices can be found on our website at www.odysseymarine.com. The Audit Committee, in fulfilling its oversight responsibilities, reviewed with management and the independent registered public accounting firm the audited financial statements and the footnotes thereto in the Company’s quarterly reports on Form 10-Q and the annual report on Form 10-K for the fiscal year ended December 31, 2020.

The Company’s outside independent registered public accounting firm Warren Averett, LLC., is responsible for performing an independent audit of Odyssey’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB) and expressing an opinion on the conformity of the Company’s financial statements in accordance with generally accepted accounting principles (GAAP) accepted in the United States. The Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company’s independent registered public accounting firm under Statement on Auditing Standards 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), and as adopted by the PCAOB in Rule 3200T. The

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Company’s independent registered public accounting firm has expressed the opinion that the Company’s audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States and included a going concern paragraph at the end of the unqualified audit opinion. The independent registered public accounting firm has full and free access to the Audit Committee.

During 2020, the Audit Committee met with management and Warren Averett, LLC, a total of six times, two private executive meetings and four regular Audit Committee meetings, to discuss the adequacy of our internal controls, qualitative aspects of financial reporting in the accounting principles, the reasonableness of significant judgments and estimates, and the clarity of the disclosures in our financial statements, and discussion of the critical audit matters identified in Warren Averett’s report detailed March 31, 2021 that was included in Form 10-K for the year ended December 31, 2020

The Audit Committee recognizes the importance of maintaining the independence of Odyssey’s independent registered public accounting firm. The Company prohibits its auditors from performing non-financial consulting services, such as information technology consulting or internal audit services. The Audit Committee has received the written disclosures and the letter from the Warren Averett, LLC dated March 31, 2021 required by applicable requirements of the PCAOB Rule 3526, regarding the independent accountant’s communications with the audit committee concerning independence. The members of the Audit Committee have no financial or personal ties (other than equity ownership as described in this proxy statement) to Odyssey and all are “financially literate” and “independent” with respect to the Company.

The Audit Committee has a formal policy to receive complaints from employees regarding internal controls or financial reporting matters. This whistleblower process is communicated to both employees and consultants and is monitored by the Audit Committee Chairman.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Odyssey Marine Exploration, Inc.’s Annual Report on Form 10-K for its 2020 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee

John C. Abbott, Chairman

Mark B. Justh, James S. Pignatelli,

Jon D. Sawyer, Todd E, Siegel

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors through our Corporate Secretary by writing to the following address: Odyssey Marine Exploration, Inc., Attention: Board of Directors, 205 S. Hoover Blvd, Suite #210, Tampa, Florida 33609. Our Corporate Secretary will forward all correspondence to the Board of Directors. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of certain beneficial owners and management of Odyssey Marine Exploration, Inc. common stock as of March 31, 2021, by each person known to us to beneficially own more than 5% of our common stock, each director, each named executive officer listed in the “Summary Compensation Table,” and all current directors and executive officers as a group. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options and restricted stock units beneficially owned by that person that are exercisable or will be settled within 60 days following March 31, 2021.

Except as described below under “Certain Relationships and Related Party Transactions,” or as otherwise indicated in a footnote, all of the beneficial owners listed have, to our knowledge, sole voting, dispositive and investment power with respect to the shares of common stock listed as being owned by them. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o Odyssey Marine Exploration, Inc., 205 S. Hoover Blvd, Suite #210, Tampa, Florida 33609.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)		Percentage of Class

Laura L. Barton, Chief Business Officer and Director	79,083	(2)	*

Mark D. Gordon, Chairman and Chief Executive Officer	217,781	(3)	1.7%

John D. Longley, Chief Operating Officer	83,658	(4)	*

Jay A. Nudi, Chief Financial Officer	74,776	(5)	*

John C. Abbott, Director	41,734	(6)	*

Mark B. Justh, Director	264,587	(7)	2.0%

James S. Pignatelli, Director	38,678		*

Jon D. Sawyer, Director	61,607	(8)	*

Todd E. Siegel, Director	3,250		*
Officers & Directors as a Group TOTAL	865,154		6.6%

John Addis 7 World Trade Center, Floor 46 New York, NY 10007	1,302,577	(9)	10.0%

FourWorld Capital Management LLC 7 World Trade Center, Floor 46 New York, NY 10007	1,302,577	(9)	10.0%

Sina Toussi 1 Read Court Rye, NY 10580	1,169,163	(10)	9.0%

Epsilon Acquisitions, LLC c/o Andres Gonzalez Saravia Altos Hornos de Mexico S.A.B. de C.V. Campos Eliseos No.29 Col. Rincon del Bosque 11580 Mexico D.F. Mexico	1,138,245	(11)	8.7%

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Name of Beneficial Owner	Amount of Beneficial Ownership(1)		Percentage of Class

Two Seas Capital LP 1 Read Court, Rye, NY 10580	1,125,150	(12)	8.6%

Two Seas Capital GP LLC 1 Read Court Rye, NY 10580	1,125,150	(12)	8.6%

Mr. Kenneth Fried 33 East 56th Street, Apt 16G New York, NY 10022	791,013	(13)	6.1%

FourWorld Global Opportunities Fund, Ltd C/O Mourant governance Services (Cayman) Limited 94 Solaris Avenue PO Box 1348 Grand Cayman, Camana Bay KY, KY1-1108	680,725	(14)	5.2%

*Indicates less than one percent of common stock.

(1)	Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.

(2)	Consists of 54,924 shares held jointly by Mrs. Barton and her husband and 24,159 shares underlying currently exercisable stock options held by Mrs. Barton.

(3)	Consists of 157,120 shares held by Mr. Gordon and 60,661 shares underlying currently exercisable stock options held by Mr. Gordon.

(4)	Consists of 59,587 shares held by Mr. Longley and 24,071 shares underlying currently exercisable stock options held by Mr. Longley.

(5)	Consists of 59,236 shares held by Mr. Nudi and 15,540 shares underlying currently exercisable stock options held by Mr. Nudi.

(6)	Consists of 30,316 shares held by Mr. Abbott and 11,418 shares underlying currently exercisable stock options held by Mr. Abbott.

(7)

Consists of 258,753 shares held by Mr. Justh, 834 shares held by Hybrid Equity Partners LLC, a limited liability company of which Mr. Justh is a member, and 5,000 shares underlying currently exercisable stock options.

(8)

Consists of 39,244 shares held jointly by Mr. Sawyer and his wife, 10,455 shares held by Sawyer Family Partners, Ltd., a limited partnership of which Mr. Sawyer serves as the general partner, and 11,908 shares underlying currently exercisable stock options held by Mr. Sawyer.

(9)	Based on Schedule 13G/A filed by FourWorld Capital Management LLC and John Addis on March 24, 2021.

(10)	Based on Schedule 13G/A filed by Sina Toussi on February 10, 2021

(11)	Based upon Schedule 13D filed by Epsilon Acquisitions LLC on August 16, 2017 and the acquisition of 411,562 shares by Epsilon on March 30, 2021 by conversion of debt.

(12)	Based on Schedule 13G/A filed by Two Seas Capital LP and Two Seas Capital GP LLC on February 10, 2021.

(13)	Based upon Schedule 13G/A filed by Mr. Fried on January 4, 2021.

(14)	Based on Schedule 13G/A filed by FourWorld Global Opportunities Fund, Ltd on March 24, 2021.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and persons who own more than 10% of the registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

Based solely upon a review of SEC filings and representation that no other reports were required, we believe that all Reporting Persons complied with these reporting requirements for fiscal year 2020, except for late “Statement of Changes in Beneficial Ownership” (Form 4), by Laura L. Barton, Mark D. Gordon, John D. Longley and Jay A. Nudi. The late filings related to a transaction on February 5, 2020 and was inadvertently filed on February 14, 2020.

Securities Reserved For Issuance Under Equity Compensation Plans

The following table sets forth information about the Company’s common stock that was available for issuance under all the Company’s existing equity compensation plans as of December 31, 2020:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (# )(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance (# )(2)
Equity compensation plans approved by security holders	488,042	7.80	433,874
Equity compensation plan not approved by security holders	-	-	-

(1)	Includes the issuance of 238,651 stock options and 249,391 restricted stock units under the 2005, 2015 and 2019 Stock Incentive Plans approved by stockholders.

(2)

Includes shares available for issuance under the 2019 Stock Incentive Plan, only. There are no securities remaining available for future issuance under the 2005 Stock Incentive Plan or the 2015 Stock Incentive Plan.

Each outstanding stock option and stock unit may be settled in stock on a one-for-one basis. The weighted average exercise price of the 238,651 stock options is $15.95. The 249,391 restricted stock units have no tangible value until vesting is complete. The shares available for issuance under the 2019 Stock Incentive Plan are available for Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights. In June 2019, the 2019 Stock Incentive Plan was approved by the Shareholders, “The Amended 2015 Stock Incentive Plan will no longer provide additional awards, The Amended 2015 Stock Incentive Plan expires on January 2, 2025. Options or awards then outstanding may be vested or exercised until they expire or terminate. The 2019 Stock Incentive Plan expires on June 3, 2029, after which there can be no further grants or awards of shares remaining in the plan. Options or awards then outstanding may be vested or exercised until they expire or terminate.

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NON-EQUITY COMPENSATION PLAN

Cuota Appreciation Rights Plans

During 2017 and 2018, when company equity was not available for compensation programs, the Compensation Committee looked to an alternate form of compensation that could be used as long-term incentive awards for executive officers and key employees and to compensate independent directors.

On August 4, 2017, the Board adopted the Odyssey Marine Exploration, Inc. Key Employee Cuota Appreciation Rights Plan (the “Key Employee CAR Plan”) and the Odyssey Marine Exploration, Inc. Nonemployee Director Cuota Appreciation Rights Plan (the “Director CAR Plan” and, together with the Key Employee Plan, the “Cuota Plans”). The Cuota Plans provide for the award of cuota appreciation rights (“CARs”) to eligible participants. A “cuota” is a unit of equity interest under Panamanian law, and the value of the CARs is determined based upon the appreciation, if any, in the value of the cuotas of Oceanica Resources, S. de R.L., a Panamanian sociedad de responsabilidad limitada (“Oceanica”), after the award of such CARs. The Company indirectly holds a majority stake in Oceanica.

The Board selected the Company’s employees who will participate in the Key Employee CAR Plan. Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to participate in the Director CAR Plan. The purpose of the Cuota Plans is to provide long-term compensation to the participants.

The Board authorized the award of up to 750,000 CARs under the Key Employee CAR Plan and the award of up to 600,000 CARs under the Director CAR Plan. The terms of any CARs awarded under the Cuota Plans were set forth in award agreements between the Company and each participant, and the award agreements set forth a vesting schedule for the CARs. In general, unvested CARs will be forfeited upon a participant’s separation of service from the Company, and all vested and unvested CARs will be forfeited upon a participant’s separation of service from the Company for “cause” (as defined in the Cuota Plans).

The table below shows information regarding CARs outstanding to the Company’s directors and named executive officers as of December 31, 2020:

Participant	No. of CARs Outstanding	No. of CARs vested	Grant Date Fair Value	CARS eligible for payout on Jan 31, 2021	CARS eligible for payout on Jan 31, 2022	CARS eligible for payout on Jan 31, 2023

John C. Abbott, Director	122,230	122,230	$3.00	49,633	49,632	22,965

Mark B. Justh, Director	131,592	131,592	$3.00	53,309	53,308	24,975

James S. Pignatelli, Director	116,613	116,613	$3.00	47,427	47,426	21,760

Jon D. Sawyer, Director	122,230	122,230	$3.00	49,633	49,632	22,965

Mark D. Gordon, CEO	307,645	242,064	$3.00	121,032	121,032	65,581

John D. Longley, President & COO	115,127	90,345	$3.00	45,172	45,173	24,782

Jay A. Nudi, CFO	101,360	79,753	$3.00	39,877	39,876	21,607

Each participant in the Key Employee CAR Plan will be entitled to be paid the value of such participant’s CARs upon the occurrence of a “payment event.” As used in the Cuota Plans, payment events consist of a change in control of the Company or the date specified in the applicable award agreement and, in the case of the Key Employee CAR Plan, a separation of service without cause and the participant’s continuous employment with the Company until the date specified in the applicable award agreement. The value of CARs will be based upon the difference between the fair value of the cuotas of Oceanica on the date of the grant and the date of the payment event, in each case as determined by the Board in accordance with the provisions of the Cuota Plans. The fair value on the date of grant for the purpose of each award of CARs was set at $3.00 per cuota. Therefore, only appreciation over $3.00 per cuota will be recognized as the payout value of each CAR.Awards that do not have a value above $3.00 per cuota on a payout date are forfeited. The fair value of the cuota is less than $3.00, therefore the outstanding CAR awards are out of the money. The CAR awards eligible for payout on January 31, 2021, were forfeited with no payout. There are no more CARs available in the CAR Plans for future grants.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	18

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Introduction

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this Proxy Statement.

This section details the objectives and design of our executive compensation program. It includes a description of the compensation provided in 2020 to our executive officers who are named in the Summary Compensation Table and listed below:

Mark D. Gordon	Chief Executive Officer
John D. Longley	President and Chief Operating Officer

Jay A. Nudi	Chief Financial Officer

Summary Compensation Table

The following table sets forth information regarding the compensation paid to or earned by the Company’s Chief Executive Officer (“CEO”) and each of the two other most highly compensated executive officers for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2019 and 2020. These individuals, including the CEO, are collectively referred to in this Proxy Statement as the “Named Executive Officers” (“NEOs”).

SUMMARY COMPENSATION TABLE

Name and Principal Position(1)	Year	Salary		Non-Equity Incentive Plan Compensation ($)
			Stock Awards ($)(2)		All Other Compensation ($)(3)
						Total ($)

Mark D. Gordon, Chief Executive Officer	2020	$376,250	$507,936	$115,212	$1,044	$1,000,442
	2019	$376,250	$-	$85,800	$1,008	$463,058

John D. Longley, President and Chief Operating Officer	2020	$220,000	$242,000	$47,553	$766	$510,319
	2019	$220,000	$-	$35,413	$739	$256,152

Jay A. Nudi, Chief Financial Officer	2020	$193,693	$213,064	$41,867	$675	$449,299
	2019	$193,693	$-	$31,179	$652	$225,524

(1)	The offices held by each named executive officer are as of December 31, 2020.

(2)

The amounts reported reflect the fair value of restricted stock awards, in accordance with Accounting Standards Codification topic 718 – Stock Compensation (“ASC 718”), awarded under the 2019 Stock Incentive Plan. The amounts shown for each NEO is the fair value on the date of grant of restricted stock units that vest in 1/3 of the number of shares granted on December 20, 2020, 2021 and 2022.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	19

(3)	The amounts shown reflect amounts for life insurance premiums paid by the Company on behalf of each NEO for the fiscal years 2020 and 2019.

Narrative Disclosure for Summary Compensation Table

Oversight of Executive Compensation and Role of Executive Officers in Compensation Decisions

The Compensation Committee of our Board of Directors oversees our executive compensation program. This includes compensation paid to the officers named in the Summary Compensation Table including our CEO. Our Compensation Committee is made up of independent, non-management members of our Board of Directors. The Compensation Committee is responsible for reviewing, assessing and approving all elements of compensation for our named executive officers.

The CEO assesses the performance of the NEOs. He then recommends to the Compensation Committee a base salary, performance-based incentives and long-term equity awards at levels for each NEO that are included in the executive compensation plan, including himself, based upon that assessment. The CFO assists the CEO and the Compensation Committee in providing appropriate analyses or peer group reviews and coordination with any outside consultants which may be retained to review the executive compensation program or compensation related matters. In past years AON served as the Compensation Committee’s independent compensation consultant by providing analysis relating to executive compensation, the CFO continues to follow AON’s guidelines.

Employment Agreements with Our Named Executive Officers

In August 2014, Odyssey entered into an employment agreement with Mark D. Gordon providing for Mr. Gordon to assume the position of Chief Executive Officer, and Mr. Gordon assumed that position on October 1, 2014. The employment agreement was for an initial term of three years and automatically renews for successive one-year periods unless terminated by Odyssey or Mr. Gordon upon ninety (90) days written notice given prior to the end of the initial term or any renewal term. On November 30, 2016, the employment agreement was amended to reflect the effect of the one-for-twelve reverse stock split and to adjust the exercise prices at which vesting would occur as deemed appropriate by the Compensation Committee. On June 6, 2019, the employment agreement was further amended to extend the vesting period for certain restricted stock units held by Mr. Gordon until September 30, 2020. On August 5, 2020, the employment agreement was further amended to extend to September 30,2021 the vesting period for certain restricted stock units held by Mr. Gordon.

Pursuant to the employment agreement, as amended, Mr. Gordon will be paid a salary of not less than $350,000, subject to review at least annually. Mr. Gordon is also entitled to participate in Odyssey’s annual incentive plan (which provides for a target award of no less than 70.0% of Mr. Gordon’s salary) and Odyssey’s long-term incentive program (which provides for a target value of no less than 125.0% of Mr. Gordon’s salary). Mr. Gordon also received the following equity awards under the employment agreement and Odyssey’s 2005 Stock Incentive Plan:

•	a restricted stock award of 8,333 shares of common stock that vested immediately, having a value of $15.24 per share on the date of grant; and

•

an initial grant of restricted stock units representing 41,667 shares of common stock that will vest in 25.0% increments when the average closing share price of Odyssey’s common stock for any 20 consecutive trading days reaches $12.00, $13.71, $15.43, and $17.14, subject to Mr. Gordon’s continued employment and any restricted shares that remain unvested on October 1, 2021 will be will forfeited.

Mr. Gordon’s employment may be terminated at any time by Odyssey with or without cause (as defined in the employment agreement) or by Mr. Gordon with or without good reason (as defined in the employment agreement). If Mr. Gordon’s employment is terminated by Odyssey without cause, by Mr. Gordon with good reason, or if Odyssey elects not to renew the employment agreement at the end of the initial term or any renewal term, Mr. Gordon will be entitled to receive (a) his salary and earned annual or long-term incentive compensation through the date of termination (the “Accrued Obligations”); (b) an amount equal to 200.0% of his salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents until: the date he is no longer eligible to receive COBRA continuation coverage. All outstanding unvested stock options and restricted stock awards (other than the initial grant described above) will become fully vested, and 50.0% of the initial grant of restricted stock will become fully vested, with the balance to vest or be forfeited in accordance with the initial award agreement.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	20

If Mr. Gordon’s employment is terminated by Odyssey with cause, by Mr. Gordon without good reason, or if Mr. Gordon elects not to renew the employment agreement at the end of the initial term or any renewal term, Odyssey will have no further payment obligations to Mr. Gordon other than for the Accrued Obligations.

The employment agreement further provides for the vesting of all outstanding unvested stock options and restricted stock awards (other than the initial grant described above) upon a change-in-control, which is defined in the employment agreement to include (a) a person or group acquiring 40.0% or more of the fair market value or voting power of the Company’s stock, (b) a person or group acquiring 25.0% or more of the voting power of the Company’s stock during a twelve-month period, and (c) a majority of the members of the Company’s Board of Directors is replaced by directors whose appointment or election is not endorse by a majority of the Board of Directors before the date of election or appointment. Mr. Gordon’s outstanding unvested stock options and restricted stock awards (other than the initial grant) will vest if the Stock Purchase Agreement dated March 11, 2015, with MINOSA and Penelope is carried out under the terms approved by Stockholders on June 9, 2015. If Mr. Gordon’s employment is terminated by him for good reason or by Odyssey without cause (excluding death or disability) within 24 months after a change-in-control, Mr. Gordon will be entitled to receive (w) the Accrued Obligations; (x) an amount equal to 250.0% of his salary and target annual incentive award for the year in which termination occurs; (y) a prorated incentive award or bonus for the year in which termination occurs; and (z) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents until the date he is no longer eligible to receive COBRA continuation coverage. All outstanding unvested stock options and restricted stock awards will become fully vested, with all options being exercisable for the remainder of their full term.

Components and Results of the 2020 Executive Compensation Plan

Base Salaries. Base salary is intended to provide our executive officers a level of assured cash compensation that is reasonably competitive in the marketplace. It is based on the individual’s qualifications and experience with the Company, past performance, taking into account all relevant criteria, value to the Company, and the Company’s ability to pay.

The base salary ranges for the CEO and the CFO are periodically established based upon the competitive and benchmarking data from a peer group whereby the midpoint of the executive officer salary range is aligned to the average peer group base salary. This does not mean that the NEO’s base salary will be in the midpoint range, but the peer group analysis is used as a basis for establishing salary ranges or salary bands for each position. The base salaries of the CEO and the NEO base salaries were unchanged from 2018 through 2020 therefore, no peer group analysis was performed for this period.

Annual Incentive Compensation and Targets. Annual incentive compensation is intended to provide our NEOs a component of total cash compensation that represents an award for meeting corporate key objectives and achievement of individual strategic objectives. Annual incentive compensation is expressed as target amounts that can be earned as a percentage of base salary. The amount of these targets is based on the individual’s qualifications and experience with the Company, past performance of duties, value to the Company, and the Company’s ability to pay. The annual incentive targets are weighted 50% toward the ability to meet key performance indicators of the Company and 50% toward attainment of individual strategic objectives. Our NEOs each share the following individual strategic objectives formulated to advance the Company’s strategic plan, which were weighted 25% per objective.

1.	Advance two mineral assets in the Odyssey portfolio, measured by at least one of the following that results in the ability to monetize a share of Odyssey’s ownership:

•	Exploration license granted

•	Mining license granted

•	Environmental permit granted

•	Ownership interest acquired and/or value of investment increased

2.	Produce a minimum of $10,000,000 in cash from operations or sale of interest in company-owned mineral asset in a non-dilutive fashion.

3.	Identify at least one completely new subsea mineral asset for development – measured by Executive Committee vetting and approving investment in a new project.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	21

4.	Structure Business for maximum financial benefit and to limit risks, measured by achieving the following:

•	Establish and activate an Odyssey Mineral Advisory Group

•	Adjust subsidiary director rosters and governance documents to be current

•	Optimize subsidiary domiciles for tax, business operations and legal efficiency

Attainment of Company key performance indicators, which comprise 50% of the annual incentive awards for all NEOs are based upon three separate categories which include revenue, earnings per share and operating cash flow. Within each category several performance threshold targets were established whereby ranges of target incentives could be achieved as noted below. Target incentives for revenue ranged from 0% to 60%, while target incentives for earnings per share (EPS) and cash flow ranged from 0% to 40%. In order to achieve the upper range percentages of target incentives, significant stretch performance levels need to be achieved. For example, in 2020, to achieve 60% of target incentive, revenue needed to be $16 million or greater; to achieve 40% of target incentive, earnings per share needed to be $2.00 per share or cash flow from operations would need to be $7.5 Million or greater. While the sum of the various key performance indicator categories could reach 140%, the intent was that NEOs could achieve at or near target incentives by achieving stretch performance levels in only several categories or above average levels for all three categories.

The following table illustrates the key performance indicators for 2020:

Revenue (up to 60%)		Operating Cash Flow (up to 40%)

1) $0 - $3.9 million	0%	1) worse than 2018+2019 avg. (-$5.5 million)	0%

2) $4 - $5.9 million	1% - 10%	2) $0-5 million improvement vs. 2018/19 avg.	1% - 20%

3) $6 - $7.9 million	11% - 25%	3) $5.1- $7.5 million improvement vs. 2018/19 avg.	21% - 40%

4) $8 - $11.9 million	26% - 40%	4) greater than $7.5 million	40%

5) $12 - $16 million	41% - 60%

6) greater than $16 million	60%

EPS (up to 40%)
1) EPS worse than - $1.00 per share	0%

2) between -$0.99 EPS and $0.00 EPS	1% - 10%

3) between $0.01 EPS and $0.99 EPS	11% - 25%

4) between $1.00 EPS and $ 2.00 EPS	25% - 40%
5) greater than $2.00	40%

Although it is intended that the Compensation Committee will follow the incentive award guidelines, the Committee has the discretion to increase or decrease the amounts based upon extenuating or unforeseen circumstances, or to deny annual incentive awards whether or not performance targets are achieved, as it deems appropriate. It should be noted that at the start of the COVID-19 pandemic in 2020, the executive team set additional goals related to sustaining a strong company throughout the pandemic, which the company achieved. These additional goals were not added to the incentive compensation metrics and Executive Officers did not receive additional compensation.

The Compensation Committee evaluates the Company’s performance with the assistance of the CFO and evaluates the individual performance for all officers based upon input provided by the CEO and other NEOs. Based upon review of these factors, the Compensation Committee is provided with recommendations and determines the annual incentive amounts.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	22

Achievement of Performance Indicators and Annual Award Payouts for 2020. For 2020, the NEOs qualified for 36.0% of the target award based on achievement of individual strategic objectives which apply to all of our NEOs. The Compensation Committee determined the following objectives were met:

Weighting	Achieved	Earned	Goal	Achievement

25%	100%	25%	Advance two mineral assets in the OME Portfolio	Increase in value and increase in ownership percent in 1 project, Exploration license extension lodged in 1 project

25%	8%	2%	Produce a minimum of $10M in cash from operations or sale of interest in company-owned mineral asset	Rights offering in subsidiary Oceanica produced 8% of the goal

25%	100%	25%	Identify at least one new subsea mineral asset to develop	Identified three prospective targets

25%	78%	20%	Business and Subsidiary Structure	Established advisory group to support NAFTA claim, adjusted subsidiary rosters and created subsidiaries Odyssey Marine Minerals and Lihir Subsea gold to hold equity in CIC and Bismarck

		72%	Total Earned

The 72% of personal objectives achieved by our NEOs carry a 50% weighting, therefore the personal objective criteria earned was 36%. There was no incentive earned under the key performance indicators. The following table identifies the target award as a percentage of base salary for each NEO in accordance with the executive compensation plan, the weighting between Company and individual performance, and the actual incentive award payout based upon the recommendation of the Compensation Committee.

Named Executive Officer	Target Award as % Salary	Company/Individual Performance Weighting	Target Incentive Award Per Plan	2020 Actual Incentive Award	Incentive Award as % Base Salary

Mark D. Gordon	85%	50%/50%	$319,813	$115,212	30.6%
John D. Longley	60%	50%/50%	$132,000	$47,553	21.6%
Jay A. Nudi	60%	50%/50%	$116,216	$41,867	21.6%

These 2020 Annual Incentive award amounts were approved by the Compensation Committee during March 2021 and have not been paid to the NEOs as of the date of this Proxy Statement.

Discretionary Bonus. The Compensation Committee may award discretionary bonuses. Such bonuses are typically linked to extra achievements that benefit the Company and which were not fully covered by the targets in the Annual Incentive Compensation Plan. There were no discretionary bonuses awarded or made to our NEOs for 2020.

Long-Term Equity Incentive Awards. Long-term equity incentive (“LTI”) awards are designed to align a significant portion of total compensation with our long-term goal of increasing the value of the Company. These equity awards are designed to reward longer- term performance and facilitate equity ownership. The value of these targets is set by the Compensation Committee based on the individual’s qualifications and experience with the Company, past performance of duties and value to the Company. The Committee also considered the following factors in setting the 2020 LTI Award targets:

•	Annual base salary has remained the same since 2016

•	A portion of the accrued incentives were paid during 2020

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	23

On February 5, 2020, the Compensation Committee approved grants of restricted stock units with three-year service vesting to the following NEOs:

		2020 Long-Term Incentive Awards(1)
Name	Position	Restricted Stock Units(2)

Mark D. Gordon	President and Chief Executive Officer	126,984

John D. Longley	Chief Operating Officer	60,500

Jay A. Nudi	Chief Financial Officer	53,266

(1)	The long-term incentive restricted stock unit awards are valued based upon the stock price on the date of grant which was $4.00.

(2)	The restricted stock units vest in increments of one-third on December 20, 2020, 2021 and 2022. Each restricted stock unit represents one share of common stock.

The following table includes the target long-term incentive award expressed as a percentage of base salary range and the actual long-term incentive awarded on February 5, 2020, as a percentage of base salary in effect at the date of the award.

Name	Position	Target Long-Term Incentive Award as % of Base Salary	Actual Long-Term Incentive Award as % of 2020 Base Salary

Mark D. Gordon	Chief Executive Officer	0% - 150%	135.0%

John D. Longley	President & Chief Operating Officer	0% - 120%	110.0%

Jay A. Nudi	Chief Financial Officer	0% - 120%	110.0%

Other Policies and Practices Related to Executive Compensation

Compensation Recovery (“Clawbacks”). We adopted a Clawback Policy in 2013 that applies to performance-based compensation linked to our reported financial results. Under this policy, in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, we may, at the discretion of the Compensation Committee, seek to recover from any executive officer who received cash-based or equity-based incentive compensation during the three-year period preceding the date on which we are required to prepare an accounting restatement, the amount by which such person’s cash-based or equity-based incentive compensation for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

Retirement Plans and all Oher Compensation. Odyssey does not have any deferred compensation or retirement plans at this time. During 2020, we did not pay perquisites exceeding $10,000 in the aggregate to our CEO or other NEOs. Our officers participated in non-discriminatory life and health insurance plans as did all other employees.

Life Insurance Benefits payable upon death of our NEOs. At December 31, 2020, there were life insurance policies that would have paid the following benefits upon the death of our NEOs as follows:

Named Executive Officer	Life insurance benefits payable upon the death of our NEOs as of December 31, 2020
Mark D. Gordon	$300,000
John D. Longley	220,000
Jay A. Nudi	194,000

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	24

Outstanding Equity Awards at 2020 Year-End

The following table shows the number of shares of common stock covered by outstanding stock option awards that are exercisable and unexercisable, and the number of shares of common stock covered by unvested restricted stock awards for each of our NEOs as of December 31, 2020.

2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
	Exercisable	Unexercisable
Mark D. Gordon
	21,328	-	$26.40	12/31/2023	(4)
	39,333	-	$12.48	12/31/2024	(5)
						84,656	$601,058	41,667	$295,836
John D. Longley
	1,987	-	$26.40	12/31/2023	(6)
	4,167	-	$12.84	10/06/2024	(7)
	17,917	-	$12.48	12/31/2024	(8)
						40,333	$286,364	-	$-
Jay A. Nudi
	6,123	-	$26.40	12/31/2023	(9)
	9,417	-	$12.48	12/31/2024	(10)
						35,511			$-

(1)

The restricted stock units will vest in 1⁄2 of the number of shares indicated on December 20, 2021 and December 20, 2022. Each restricted stock unit entitles the holder to one share of common stock upon vesting.

(2)

The award of restricted stock units will vest as follows: 25% of the award will vest when the average closing share price of the common stock for any 20 consecutive trading days is $12.00 or higher; 25% of the award will vest when the average closing share price for any 20 consecutive trading days is $13.71 or higher; 25% of the award will vest when the average closing share price for any 20 consecutive trading days is $15.43 or higher; and 25% of the award will vest when the average closing share price for any 20 consecutive trading days is $17.14 or higher.

(3)

The market value of the equity incentive plan awards in the form of restricted stock units that have not vested are calculated by multiplying the number of shares represented by the stock awards by the closing price of our common stock on December 31, 2020, which was $7.10.

(4)	This option vested as to 7,109 shares on each of December 31, 2014 and 2015 and 7,110 shares on December 31, 2016.

(5)	This option vested as to 13,111 shares on December 31, 2015, and in 1/36th of the award monthly thereafter.

(6)	This option vested as to 662 shares on December 31, 2014 and 2015 and 663 shares on December 31, 2016.

(7)	This option vested in one-third increments of 1,389 shares on each of October 6, 2015, 2016 and 2017.

(8)	This option vested as to 5,972 shares on December 31, 2015, and in 1/36th of the award monthly thereafter.

(9)	This option vested in one-third increments of 2,041 shares on each of December 31, 2014, 2015 and 2016.

(10)	This option vested as to 3,139 shares on December 31, 2015, and in 1/36th of the award monthly thereafter.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	25

Potential Payments Upon Termination or Change in Control

Change in Control

Mr. Gordon has a written employment agreement that provides for payments at, following, or in connection with a change-in-control of the Company or termination. There are no other employment contracts or agreements, whether written or unwritten, with our other NEOs. Under our Stock Incentive Plans, the Compensation Committee has the discretion, but not the obligation, to accelerate the vesting or to compensate holders of otherwise unvested stock incentives in the event of a change-in-control. Only options or restricted stock awards not assumed by the entity taking control are subject to potential acceleration of vesting under a change-in-control.

Termination

Mr. Gordon’s employment may be terminated at any time by Odyssey with or without cause or by Mr. Gordon with or without good reason with (90) days written notice. If Mr. Gordon’s employment is terminated by Odyssey without cause, by Mr. Gordon with good reason, as a result of Mr. Gordon’s disability, or if Odyssey elects not to renew the employment agreement at the end of the initial term or any renewal term, Mr. Gordon will be entitled to receive (a) the Accrued Obligations; (b) an amount equal to 200.0% of his salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents. All outstanding unvested stock options and restricted stock awards (other than the initial grant described above under “Employment Agreements with Our Named Executive Officers”) will become fully vested, and 50.0% of the initial grant of restricted stock will become fully vested, with the balance to vest or be forfeited in accordance with the initial award agreement. If Mr. Gordon’s employment is terminated by Odyssey with cause, by Mr. Gordon without good reason, as a result of Mr. Gordon’s death, or if Mr. Gordon elects not to renew the employment agreement at the end of the initial term or any renewal term, Odyssey will have no further payment obligations to Mr. Gordon other than for the Accrued Obligations. Payments that would have been due to Mr. Gordon and the value of equity awards that would have vested had he been terminated on December 31, 2020, are shown in the table below.

Severance Benefit Due to Mr. Gordon Upon Termination	Without Cause; For Good Reason; Disability; Company Non-Renewal $	For Cause; Without Good Reason; Death; Mr. Gordon Non-Renewal $
Accrued Obligations (1)	410,550	669,143
Cash Severance (2)	1,392,126	-
Equity (3)	748,972	-
COBRA (4)	38,051	-

(1)

The Accrued Obligations may consist of (i) base salary through date of termination, (ii) annual incentives earned prior to year of termination, (iii) the value of unused vacation accrued though date of termination, or (iv) reimbursement of unreimbursed reasonable business expenses.

(2)

The Cash Severance consists of two times the sum of Mr. Gordon’s base salary in effect on December 31, 2020, and his target annual incentive award which is calculated at 85.0% of base salary, calculated as follows: 2 x ($376,250 + $319,813).

(3)	Upon termination at December 31, 2020, Mr. Gordon would vest in 105,489 restricted stock units valued at $7.10 per share which was the closing price of our common stock on December 31, 2020.

(4)	COBRA payments are estimated over an 18-month period and would be reimbursable to Mr. Gordon on a monthly basis.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	26

Tax and Accounting Implications

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 per year to named executive officers except, in the case of equity awards granted prior to 2018, to the extent it constitutes performance-based compensation. Depending on future stock prices, it is possible that a portion of the payments that might be payable to Mr. Gordon under the written employment agreement with him may not be fully deductible. Subject to the foregoing, the Company believes that all compensation paid to its executive officers is, or will be when paid, fully deductible for federal income tax purposes.

Director Compensation

The Compensation Committee approved a 2020 Board of Directors Compensation Plan for directors who are not our employees under which they would be entitled to receive the following compensation for their service on our Board of Directors:

•	Annual retainer of $40,000 per director. Additional annual retainers as follows for chairmanship duties:

Lead Director	$15,000

Audit Committee Chairman	$10,000

Compensation Committee Chairman	$ 5,000

Governance and Nominating Committee Chairman	$ 5,000

•

In addition, outside directors are compensated $1,000 per meeting attended on behalf of the Board of Directors including full board meetings, and audit committee, governance and nominating committee and compensation committee meetings.

•	Meetings attended telephonically and private sessions of the Board and Audit Committee earned compensation of $500 for attendance.

•	An equity component valued at $25,000 per director in the form of stock or option awards from the Company stock incentive plan to be awarded to independent directors on or about year end.

•	We do not pay amounts that would be classified as perquisites or other compensation to our directors, and there are no existing or potential change-in-control, retirement or legacy obligations.

The Director compensation was not changed in 2020 as a result of the COVID-19 pandemic other than meetings were changed to be telephonic which has a reduced amount of compensation per meeting.

The table below indicates the amounts that were earned by each director for 2020:

2020 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Award($)	Total ($)
John C. Abbott(1)	$58,500	$25,000	$83,500
Mark B. Justh(2)	$67,000	$25,000	$92,000
James S. Pignatelli	$53,500	$25,000	$78,500
Jon D. Sawyer(3)	$64,000	$25,000	$89,000

(1)	Mr. Abbott had 11,418 stock options and no stock awards outstanding as of December 31, 2020.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	27

(2)	Mr. Justh had 5,000 stock options and no stock awards outstanding as of December 31, 2020.

(3)	Mr. Sawyer had 11,908 stock options and no stock awards outstanding as of December 31, 2020.

Directors will be compensated for 2021 under the same plan as for 2020. The following table provides an estimate of director compensation for 2021:

ESTIMATED DIRECTOR COMPENSATION FOR 2021

	Lead Director	Audit Chair	Compensation Chair	Governance Chair	Committee Member Only(3)
Total retainer	$55,000	$50,000	$ 45,000	$ 45,000	$40,000
Estimated fees(1)	$20,000	$20,000	$ 20,000	$ 20,000	$20,000
Estimated equity value(2)	$25,000	$25,000	$ 25,000	$ 25,000	$25,000
Estimated total compensation	$100,000	$95,000	$ 90,000	$ 90,000	$85,000

(1)	Assumes the following meetings per year:	Regular	Other Sessions

	BOD	4	4	(4 Independent BOD Sessions @ $500)

	Audit	4	4	(4 Private Sessions w Auditors @ $500)

	Compensation	4

	Governance	4

(2)	Equity awards are to be determined by the Board of Directors and may be in stock options or restricted stock awards.

(3)	Assumes no chair duties

**	Payments based on availability of resources

Certain Relationships and Related Party Transactions

The Board of Directors has a written policy and procedures for the review, approval or ratification of transactions with executive officers, directors and nominees for director, any person who is a security holder known to us to be the beneficial owner of more than five percent of any class of our stock, and immediate family members of these parties. In general, the policy provides that certain transactions with these related persons are subject to the review, approval and/or ratification of the disinterested members of the Audit Committee and the Disclosure Committee. If ratification of a transaction is not forthcoming, management must make all reasonable efforts to cancel or annul that transaction. If a transaction with a related party is entered into without the pre-approval of the Audit Committee, it shall not be deemed to violate these policies and procedures, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee for ratification as promptly as reasonably practical after it is entered into or brought to the Company’s attention. The Audit Committee may use any process and review any information that it determines is reasonable to determine if a transaction is obtained in a comparable arm’s length transaction with a third party unrelated to the Company.

In addition, on an annual basis, each of our directors and executive officers completes a questionnaire and discloses information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must complete a questionnaire no later than the date he or she becomes a member of the Board of Directors. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter.

Our Audit Committee annually reviews all transactions and relationships including any disclosed in the director and officer questionnaires and approves or ratifies, as applicable, any transactions with related persons. The Board of Directors makes a formal determination regarding each director’s independence.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	28

During fiscal year 2020, we had transactions, arrangements and relationships with entities with which some of our related persons, specifically certain of our directors, are affiliated. In accordance with the procedures in the Company’s policy, the Board of Directors reviewed and determined the following related persons had no direct or indirect material interest in those transactions, arrangements and relationships.

During 2018 we entered into a services agreement with and continue to provide services to a deep-sea mineral exploration company, CIC, LLC (“CIC”) which was organized and is majority owned and controlled by Greg Stemm, the past Chairman of the Board for Odyssey. Mr. Stemm’s involvement with this company was disclosed to, and approved by, the Odyssey Board of Directors and legal counsel pursuant to the terms of his consulting agreement in force at that time. We are providing these services pursuant to a Master Services Agreement that provides for back-office services in exchange for a recurring monthly fee as well as other mineral related services on a cost-plus profit basis and will be compensated for these services with a combination of cash and equity in CIC. For the 2020 year to date, we invoiced CIC a total of $848,588, which was for back office technical and support services. We have the option to accept equity in payment of the amounts due from CIC.

Mr. Stemm’s fees earned as of December 31, 2020 totaling $262,860 are included in accounts payable in accordance with his consulting service agreement executed in December 2015 and terminated December 2020. These fees were paid in full by December 31, 2020.

During the quarter ended September 30, 2019, we received an earnest money deposit of $450,000 from a company controlled by Greg Stemm, our past Chairman of the Board. The earnest money deposit relates to a draft agreement related to potential sale of a stake of our equity in CIC. As of this report date, this transaction has not been consummated.

During September 2019, we entered into an arrangement with a company controlled by our lead director, Mr. Mark Justh, relating to possible participation in a pending financing arrangement. Upon entering the arrangement, we received an earnest deposit of $150,000. If the Company’s participation was not required, the arrangement called for the return of the $150,000 deposit plus a 10% break-up-fee. The Company’s participation was not required. At December 31, 2019, $145,000 remained payable to Mr. Justh and was subsequently paid in full.during early 2020. This arrangement terminated on December 31, 2020.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	29

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

General

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Odyssey’s independent registered public accounting firm. The Committee reviewed the potential impact of selecting a different independent registered public accounting firm and determined to make a change during January 2020.

Changes in Independent Registered Public Accounting Firm

On January 21, 2020, the Company notified Ferlita, Walsh, Gonzalez & Rodriguez, P.A (“Ferlita”) of its decision to terminate their services as the independent registered public accounting firm of the Company. The Company’s decision to change auditors was approved by the Audit Committee on January 20, 2020.

During the two fiscal periods ending December 31, 2018 and 2017 and the subsequent period January 1, 2019 through January 21, 2020, there were no: (1) disagreements with Ferlita on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Ferlita’s satisfaction, would have caused Ferlita to make reference in connection with Ferlita’s opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Ferlita’s on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Ferlita on the effectiveness of internal control over financial reporting as of December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Ferlita with a copy of the disclosures made in a Current Report on Form 8-K prior to the time the Report was filed with the SEC and requested that Ferlita furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company therein, and, if not, stating the respects in which it does not agree. The letter from Ferlita to the Securities and Exchange Commission dated as of January 24, 2020, was filed as an exhibit to our Form 8-K dated January 21, 2020.

Engagement of Warren Averett, LLC

On January 20, 2020, the Audit Committee appointed Warren Averett, LLC to serve as our independent registered public accounting firm for year ending December 31, 2019 and beyond. The Company believes the transition to a larger accounting firm is beneficial considering the Company’s long-term goals.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s appointment of Warren Averett, LLC. as our independent registered certified public accounting firm for the fiscal year ending December 31, 2021. In the event the stockholders do not ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered certified public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

We expect a representative of Warren Averett, LLC to be present at the annual meeting and will have the opportunity to make a statement if they so desire. It is also expected that the representative will be available to respond to appropriate questions.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	30

Independent Public Accounting Firm’s Fee

We were billed for professional services provided with respect to fiscal year 2019 and 2020 by Ferlita, which served as the Company’s independent registered public accounting firm for fiscal December 31, 2018 through September 30, 2019. Warren Averett, LLC served as the Company’s independent registered public accounting firm for year ending December 31, 2019 and 2020.

The following is a summary of the fees billed to us by Ferlita and Warren Averett, LLC for professional services rendered for the fiscal years ended December 31, 2019 and December 31, 2020:

Fee Category	2020	2019
Audit Fees(1)	$143,270	$184,530
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$143,270	$184,530

Audit Fees

(1)

For fiscal year ending December 31, 2019 the aggregate audit fees consisted of $104,530 billed by Ferlita, Walsh, Gonzalez & Rodriguez, P.A. and $80,000 billed by Warren Averett, LLC. For fiscal year ending December 31, 2020 the aggregate audit fees were billed by Warren Averett, LLC. These professional services were rendered for the audits of our consolidated and subsidiary financial statements and services that are normally provided by the independent registered certified public accountants in connection with statutory and regulatory filings including audited consolidated financial statements presented in our Annual Reports on Form 10-K and the review of the financial statements presented in our Quarterly Reports on Form 10-Q.

Independence of Principal Accountant and Other Audit Committee Considerations

The Audit Committee reviews at least annually the independent auditors’ qualifications, performance and independence including that of the lead partner. On March 31, 2021, our Audit Committee received written confirmation from Warren Averett, LLC that the firm is independent of the Company in compliance with PCAOB Rule 3526 and in compliance with Rule 3520 within the meaning of the federal securities laws administered by the Securities and Exchange Commission.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Certified Public Accounting Firm

The Company’s independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company’s principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company’s principal accountant to provide both audit and permissible non-audit services. No non-audit services were provided by the independent registered public accounting firm during the past two fiscal years.

The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve this proposal. Discretionary broker voting is allowed. Abstentions will not affect the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Warren Averett, LLC to serve as our independent registered certified public accounting firm for the fiscal year ending December 31, 2021.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	31

PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

We provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. This vote is referred to as a “say-on-pay” vote.

The Summary Compensation Table and narrative discussion beginning on page 21 of this proxy statement describe our executive compensation program and the compensation of our named executive officers for 2020. The Board of Directors is asking stockholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 (m) through (q) of Regulation S-K, including the compensation tables and other narrative executive compensation disclosures contained in the Company’s 2021 Proxy Statement, is hereby APPROVED.”

We believe that executive compensation should be linked to the Company’s performance and aligned with the interests of the Company’s stockholders. In addition, executive compensation is designed to allow the Company to recruit, retain and motivate employees who play a significant role in the organization’s current and future success.

As a focus on the Company’s long-term performance, we believe that long-term equity awards are effective tools for aligning management and stockholder interests to increase overall stockholder value. In addition, the executive officers are often asked to implement long-term initiatives for the Company that, by definition, takes more than one fiscal year to accomplish. Stability and continuity among the executive officers aids the Company in its implementation of such long-term initiatives. However, a portion of the executive officers’ annual compensation is also linked to the short-term success of the Company to motivate and reward executives to achieve Company objectives and to attract and retain talented executives.

The Compensation Committee regularly reviews our executive compensation program to ensure that compensation is closely tied to aspects of our performance that our executive officers can impact and that are likely to have an impact on stockholder value.

At the 2017 annual meeting, the Board of Directors recommended stockholders approve holding a “say-on-pay” vote every year. Our stockholders supported that recommendation. Accordingly, we will hold a “say-on-pay” vote annually until the 2023 annual meeting when stockholders will be asked to vote again on how frequently we should hold the “say-on-pay” vote.

The vote on this “say-on-pay” proposal is advisory, which means that the vote will not be binding on the Company, the Board of Directors or the Compensation Committee. The Compensation Committee will review and consider the results of the vote on this proposal in connection with its regular evaluations of our executive compensation program. As the Board of Directors has currently determined to hold this vote each year, the next “say-on-pay” vote will be held at the 2021 Annual Meeting of Stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR the advisory approval of the compensation of our named executive officers.

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	32

STOCKHOLDER PROPOSALS FOR 2022

ANNUAL MEETING OF STOCKHOLDERS

Stockholders may submit proposals for inclusion in our proxy materials in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2022 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than December 29, 2021. Such proposals should be delivered to Odyssey Marine Exploration, Inc., Attn: Corporate Secretary, 205 S. Hoover Blvd, Suite #210, Tampa, Florida 33609.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Statements contained in this proxy statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this proxy statement. The forward-looking statements are made as of the date of this proxy statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements, except as required by law.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf of us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December  31, 2020, and in our other current and subsequent filings with the SEC.

PROXY SOLICITATION AND COSTS

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this proxy statement, the proxy and any additional solicitation material that we may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries, custodians and other nominees holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

A number of brokers with account holders who beneficially own our common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	33

by contacting Broadridge Financial Solutions, either by calling toll-free (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, Odyssey will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of our annual report and proxy materials, you may call 1-800-579-1639 or by E-MAIL: sendmaterial@proxyvote.com. NOTE: Include the 16 Digit Control Number located on the Notice in the subject line of your e-mail.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, are asked to contact Computershare (if a registered holder) or their bank, broker or other nominee (if a beneficial holder) to request information about householding.

FORM 10-K

We will mail without charge, upon written request, a copy of the Odyssey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the consolidated financial statements, schedules and list of exhibits, specifically requested. Requests should be sent to: (1) BY INTERNET: www.proxyvote.com; (2) BY TELEPHONE: 1-800-579-1639; (3) BY E-MAIL: sendmaterial@proxyvote.com. NOTE: Include the 16 Digit Control Number located on the Notice in the subject line of your e-mail.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public on the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room and their copy charges.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders: This proxy statement is available for viewing on the Internet at www.proxyvote.com for those stockholders who received a Notice of Internet Availability of Proxy Materials and also available on our website at www.odysseymarine.com. If you view the proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matter in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Mark D. Gordon

Chief Executive Officer and Chairman of the Board

Dated: April 28, 2021

ODYSSEY MARINE EXPLORATION-2021 Proxy Statement	34

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ODYSSEY MARINE EXPLORATION, INC. 205 S. HOOVER BLVD SUITE 210 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS TAMPA, FL 33609 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D51306-P55369 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ODYSSEY MARINE EXPLORATION, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: ! ! ! 1. Election of Directors Nominees: 01) John C. Abbott 05) James S. Pignatelli 02) Laura L. Barton 06) Jon D. Sawyer 03) Mark D. Gordon 07) Todd E. Siegel 04) Mark B. Justh The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of Warren Averett, LLC as our independent registered public accounting firm. ! ! ! 3. To obtain non-binding advisory approval of the compensation of the Odyssey Marine Exploration, Inc. named officers. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No Please indicate if you plan to attend this meeting. ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

MEETING LOCATION: Hampton Inn & Suites Tampa Airport Avion Park Westshore 5329 Avion Park Drive Tampa, FL 33607 DIRECTIONS: Head North on Westshore Blvd., left on Spruce St, left on O’Brien St, right on Avion Park Dr. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K and Stockholder Letter are available at www.proxyvote.com. D51307-P55369 ODYSSEY MARINE EXPLORATION, INC. Annual Meeting of Stockholders June 14, 2021 9:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mark D. Gordon and Mark B. Justh, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ODYSSEY MARINE EXPLORATION, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on June 14, 2021, at the Hampton Inn & Suites, Tampa Airport Avion Park Westshore, 5329 Avion Park Drive, Tampa, FL 33607, and at any and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.